SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                -----------------

        Date of Report (Date of earliest event reported): April 28, 2006
                                -----------------

                                NT HOLDING CORP.
               (Exact name of registrant as specified in Charter)

            NEVADA                      000-15303               73-1215433
(State or other jurisdiction of    (Commission File No.)      (IRS Employee
 incorporation or organization)                             Identification No.)


                        8th Floor, No. 211 Johnston Road
                               Wanchai, Hong Kong
                    (Address of Principal Executive Offices)

                                  852-2836-6202
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28,  2006,  NT Holding Corp (the  "Company"),  through its wholly owned subsidiary Eastbay Management Limited, a British Virgin Islands company ("Eastbay"), entered into a material definitive agreement (the "JV Agreement") with Chris Flanagan and Michael Alsop, the major shareholders of PT Borneo Mineral Project (hereinafter referred to as the "JV Company"). The JV Company was formed in September 2005 in Indonesia and is in the business of coal mining and export.

The financial statements relating to this transaction are listed below and incorporated herewith.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements for PT Borneo Mineral Projects for the period from the date of inception on September 6, 2005 to December 31, 2005 are attached hereto and incorporated herein by reference.

Pro Forma Financial Statements for PT Borneo Mineral Projects and the Company are attached hereto and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2006            NT HOLDING CORP.


                                 /s/ Chun Ka Tsun
                                 ----------------------------------------
                                 By: Chun Ka Tsun
                                 Its: Chief Executive Officer and Director

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)

                              FINANCIAL STATEMENTS


                               FOR THE PERIOD FROM
                   THE DATE OF INCEPTION ON SEPTEMBER 6, 2005
                              TO DECEMBER 31, 2005

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)



                          INDEX TO FINANCIAL STATEMENTS

                                                                         PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                                          2

BALANCE SHEET                                                             3

STATEMENT OF OPERATIONS
                                                                          4

STATEMENT OF STOCKHOLDER'S EQUITY                                         5

STATEMENT OF CASH FLOWS                                                   6

NOTES TO FINANCIAL STATEMENTS                                             7

[logo ommitted]
Madsen & Associates CPAs, Inc.
684 EAST VINE STREET #3, MURRAY, UT 84107
PHONE: (801) 268-2632  FAX: (801) 268-3978



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Members
PT Borneo Mineral Projects
"An exploration stage company"
(Incorporated in Indonesia)


We have audited the accompanying balance sheet of PT Borneo Mineral Projects as of December 31, 2005 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for the period from the date of inception on September 6, 2005 to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PT Borneo Mineral Projects as of December 31, 2005, and the results of its operations and its cash flows for the period from the date of inception on September 6, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Madsen & Associates CPAs, Inc.


Madsen & Associates CPAs, Inc.

Salt Lake City, Utah
August 11, 2006

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)


                                  BALANCE SHEET


                                                                   December 31,
                                                                       2005
                                                                   ------------
                                                                        US$
                                     ASSETS

OTHER ASSETS
  Contruction in progress                                                98,445
                                                                   ------------

TOTAL ASSETS                                                       $     98,445
                                                                   ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
  Amount due to directors                                               300,000
  Accrued liabilities                                                     5,500
                                                                   ------------
                                                                        305,500
                                                                   ------------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock: $100 par value;
  12,000 shares authorized;
  3,000 shares issued and outstanding                                   300,000
  Accumulated deficit                                                  (507,055)
                                                                   ------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                   (207,055)
                                                                   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                        $     98,445
                                                                   ============

                 See accompanying notes to financial statements

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)

                           (Incorporated in Indonesia)


                             STATEMENT OF OPERATIONS
         FOR THE PERIOD FROM THE DATE OF INCEPTION ON SEPTEMBER 6, 2005
                              TO DECEMBER 31, 2005

                                                         Period from
                                                     date of inception on
                                                     September 6, 2005 to
                                                       December 31,2005
                                                     --------------------
                                                              US$

REVENUE                                                                --

OPERATING EXPENSES                                                507,055
                                                     --------------------

LOSS BEFORE INCOME TAXES                                         (507,055)

PROVISION FOR INCOME TAXES                                             --
                                                     --------------------

NET LOSS FOR THE PERIOD                              $           (507,055)
                                                     ====================

LOSS PER SHARE:
  Basic                                              $                 --
                                                     ====================


                 See accompanying notes to financial statements

                           PT PORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)


                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
         FOR THE PERIOD FROM THE DATE OF INCEPTION ON SEPTEMBER 6, 2005
                              TO DECEMBER 31, 2005


                                      Common stock
                                     Par Value $100                                   Accumulated
                                 ---------------------   Additional                       Other
                                                           Paid In    Accumulated    Comprehensive
                                  Shares       Amount      Capital      Losses            Loss          Total
                                 ---------   ---------   ----------   -----------    -------------   ---------
                                                 US$         US$           US$             US$            US$

Balance at September 6, 2005            --   $      --   $       --   $        --    $          --   $      --
   (inception)

  Common stock issued for cash       3,000   $ 300,000   $       --   $        --    $          --   $ 300,000

  Net loss for the period               --          --           --      (507,055)              --    (507,055)
                                 ---------   ---------   ----------   -----------    -------------   ---------

Balance at December 31, 2005         3,000   $ 300,000   $       --   $  (507,055)   $          --   $(207,055)
                                 =========   =========   ==========   ===========    =============   =========


                 See accompanying notes to financial statements

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)

                             STATEMENT OF CASH FLOWS
         FOR THE PERIOD FROM THE DATE OF INCEPTION ON SEPTEMBER 6, 2005
                              TO DECEMBER 31, 2005


                                                                        Period from date
                                                                        of inception on
                                                                     September 6, 2005 to
                                                                        December 31,2005
                                                                     --------------------
                                                                               US$

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss for the period                                                        (507,055)

  Adjustments to reconcile net income to net cash from operations:
    Increase in accrued liabilities                                                 5,500
    Increase in amount due to directors                                           300,000
                                                                     --------------------
      NET CASH USED BY OPERATIONS                                                (201,555)
                                                                     --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Increase in construction in progress                                            (98,445)
                                                                     --------------------
      NET CASH USED BY INVESTING ACTIVITIES                                       (98,445)
                                                                     --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of commmon stock                                                       300,000
                                                                     --------------------
      NET CASH PROVIDED FROM FINANCING ACTIVITIES                                 300,000
                                                                     --------------------

  Increase in cash and cash equivalents                                                --

  Cash and cash equivalents, beginning of period                                       --
                                                                     --------------------

  Cash and cash equivalents, end of period                           $                 --
                                                                     ====================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid for interest                                             $                 --
                                                                     ====================

  Cash paid for income taxes                                         $                 --
                                                                     ====================

                 See accompanying notes to financial statements

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)


                          NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       DESCRIPTION OF BUSINESS

       PT Borneo Mineral Projects, (the Company), was incorporated on September 6, 2005, under the laws of the Indonesia with an authorized shares of 1,200,000 common shares at $100 par value. The Company's principal activity was coal mining and exporting. The Company's operations are carried out in Indonesia.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       FISCAL YEAR

       The Company has adopted December 31 as its fiscal year end.

       OTHER ASSETS

       We evaluate long-lived assets for impairment whenever events of changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with SFAS No. 144, "Accounting for the
       Impairment of Disposal of Long-Lived Assets." Factors we consider important which could trigger an impairment review include, but are not limited to, significant underperformance relative to expected or projected future operating results, significant changes in the manner of use of the acquired assets of the strategy for our overall business, significant negative industry or economic trends, a significant decline in our stock price for a sustained period, or a significant decline in our market capitalization relative to net book value. An asset is considered impaired if its carrying amount exceeds its fair market value. We assess the recoverability of our long-lived assets by determining whether the unamortized balances can be recovered through undiscounted future net cash flows of the related assets. The amount of impairment, if any, is measured based on projected discounted future net cash flows using a discount rate reflecting our average cost of capital.

       As of December 31, 2005, the Company has no indication that assets were impaired and, accordingly, no impairment loss has been included in the statement of operation.

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)


                          NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION

       The Company uses United States dollars ("USD") as the functional currency. Transactions denominated in currencies other than USD are translated into USD at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies are translated into USD at rates of exchange at the balance sheet dates. Exchange gains or losses arising from changes in exchange rates subsequent to the transaction dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income for the respective period.

       CONSTRUCTION IN PROGRESS

       Construction in progress represents direct costs of acquisition and construction of the foundation for an operating mine. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until construction is completed and the asset is ready for its intended use.

       INCOME TAXES

       We account for income taxes under an asset and liability approach that requires the expected future tax consequences of temporary differences between book and tax basis of assets and liabilities be recognized as deferred tax assets and liabilities. Generally accepted accounting principles require us to evaluate the realizability of our net deferred tax assets on an ongoing basis. A valuation allowance is recorded to reduce the net deferred tax assets to an amount that will more likely than not be realized. Significant factors considered by management in assessing the need for a valuation allowance include our historical operating results, the length of time over which the differences will be realized, tax planning opportunities and expectations for future earnings. In the consideration of the realizability of net deferred tax assets, recent losses must be given substantially more weight than any projections of future profitability.


2. NEW ACCOUNTING PRONOUNCEMENTS

       The Company does not expect any recent accounting pronouncements to have a material effect on the Company's financial position, results of operations, or cash flows.

                           PT BORNEO MINERAL PROJECTS
                         (An Exploration Stage Company)
                           (Incorporated in Indonesia)


                          NOTES TO FINANCIAL STATEMENTS


3. COMMON STOCK

      The Company is incorporated with 12, 000 shares authorized with a par value of $100.

      During the period, 3,000 shares of common stock of US$100 each were issued at par value US$100 each for cash for the purpose of incorporating the company and providing working capital to the Company.


4. RELATED PARTY TRANSACTIONS

      During the period from September 6, 2005 (date of incorporation) to December 31, 2005, the company had transactions with the following related parties:-

         NAME OF RELATED PARTY                        NATURE OF TRANSACTIONS

         Mr. Chris  Flanagan and                During the period, advances were
         Mr. Michael Alsop, directors           made  to  the   Company  by  and
                                                shareholders  of the company Mr.
                                                Chris  Flanagan and Mr.  Michael
                                                Alsop.

                                                As at  December  31,  2005,  the
                                                outstanding  amount  due  to Mr.
                                                Chris  Flanagan and Mr.  Michael
                                                Alsop   was   US$300,000.    The
                                                balance      is       unsecured,
                                                interest-free  and has no  fixed
                                                terms of repayment.



5.          SUBSEQUENT EVENTS

      (a) In March of 2006, the company acquired a right of concession on coal mines in the territory of East Kalimantan of Indonesia which covers a total of area 19,191 hectares. In the opinion of directors, the estimated saleable reserve of coal from these coal mines is approximately 22 million tons.

      (b) In June of 2006, Eastbay Management Limited, a British Virgin Islands company, acquired 70% of the equity of PT Borneo. Eastbay Management Limited is a wholly-owned subsidiary of NT Holding Corp., a company incorporated in USA and listed on the Nasdaq OTC Bulletin Board.

                          INDEX TO FINANCIAL STATEMENTS

                                NT HOLDING CORP.
                        (PRO-FORMA FINANCIAL STATEMENTS)


        PRO-FORMA CONSOLIDATED BALANCE SHEET                             F-1
        (UNAUDITED), DECEMBER 31, 2005

        PRO-FORMA STATEMENT OF OPERATIONS                                F-2
        (UNAUDITED)FOR THE YEAR
        ENDED DECEMBER 31, 2005.

        PRO-FORMA CONSOLIDATED BALANCE SHEET                             F-3
        (UNAUDITED), JUNE 30, 2006

        PRO-FORMA STATEMENT OF OPERATIONS                                F-4
        (UNAUDITED) FOR THE PERIOD
        ENDED JUNE 30, 2006.

        NOTES TO UNAUDITED PRO-FORMA                                     F-5
        CONSOLIDATED FINANCIAL STATEMENTS.

                                NT HOLDING CORP.

                PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                DECEMBER 31, 2005

                                                                          PT
                                              NT          EASYBAY       BORNEO      CONSOLIDATION    CONSOLIDATED
                                             US $          US $           US $          JOURNAL           US $
                                          (audited)     (unaudited)    (audited)
                                          ----------    -----------    ----------    -------------    -------------

CURRENT ASSETS
  Cash and cash equivalents                    97,169             --            --                            97,169
  Prepayments and other receivables            45,205             --            --                            45,205
  Goodwill                                         --             --            --               --               --
  Investment in subsidiary                         --      1,100,000            --       (1,100,000)              --
  Amount due from shareholder                      --             --            --               --               --
                                           ----------    -----------    ----------                     -------------
                                              142,374      1,100,000            --                           142,374

OTHER ASSETS
  Construction in progress                    409,104             --        98,445                           507,549

TOTAL ASSETS                                  551,478      1,100,000        98,445                           649,923
                                           ==========    ===========    ==========                     =============

CURRENT LIABILITIES
  Accounts payables & accurals               (647,337)    (1,100,000)       (5,500)              --       (1,752,837)
  Due to shareholders                        (241,407)      (300,000)     (541,407)
                                           ----------    -----------    ----------                     -------------

TOTAL LIABILTIES                             (888,744)    (1,100,000)     (305,500)                       (2,294,244)
                                           ----------    -----------    ----------                     -------------

MINORITY INTEREST                                                                                --               --

SHAREHOLDERS' EQUITY
Common Stock: $0.001 par value
100,000,0000 authorised
25,839,203 shares issued and outstanding      (25,839)            --      (300,000)         300,000          (25,839)
Addition paid-in capital                     (859,061)            --            --        1,244,938          385,877
Retained earnings                           1,139,221             --       507,055         (444,938)       1,201,338
Accumulated other comprehensive loss           82,945             --            --               --           82,945
                                           ----------    -----------    ----------                     -------------

TOTAL SHAREHOLDERS' EQUITY                    337,266             --       207,055                         1,644,321
                                           ----------    -----------    ----------                     -------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     (551,478)    (1,100,000)      (98,445)                         (649,923)
                                           ==========    ===========    ==========                     =============


    See notes to unaudited pro-forma consolidated financial statements

                                NT HOLDING CORP.

                  PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                          PT
                                             NT           EASYBAY       BORNEO      CONSOLIDATION   CONSOLIDATED
                                             US $           US $          US $         JOURNAL          US $
                                          (audited)     (unaudited)    (audited)
                                          ----------    -----------   ----------    -------------   -------------

Revenue                                           --             --           --                               --


Administrative expenses                   (1,157,946)            --     (504,555)         504,555      (1,157,946)
                                          ----------    -----------   ----------                    -------------

Operating income                          (1,157,946)            --     (504,555)                      (1,157,946)

Other income                                     413             --           --                              413

Provision for taxation                            --             --           --                               --
                                          ----------    -----------   ----------                    -------------

Net loss before minority interest         (1,157,533)            --     (504,555)         504,555      (1,157,533)

Minority interest in subsidiary loss          18,312             --           --                           18,312
                                          ----------    -----------   ----------                    -------------

Net loss                                  (1,139,221)            --     (504,555)                      (1,139,221)

Foreign currency translation adjustment      (82,945)            --           --                          (82,945)
                                          ----------    -----------   ----------                    -------------

Comprehensive income                      (1,222,166)            --     (504,555)                      (1,222,166)
                                          ==========    ===========   ==========                    =============


       See notes to unaudited pro-forma consolidated financial statements

                                NT HOLDING CORP.

                PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                  JUNE 30, 2006

                                                                           PT
                                              NT           EASYBAY       BORNEO       CONSOLIDATION    CONSOLIDATED
                                              US $           US $          US $          JOURNAL             US $
                                           (audited)     (unaudited)     audited)
                                           ----------    -----------    ----------    -------------    -------------

CURRENT ASSETS
  Cash and cash equivalents                     7,316             --            --                             7,316
  Prepayments and other receivables           800,000             --            --                           800,000
  Goodwill                                         --             --            --          264,939          264,939
  Investment in subsidiary                         --      1,100,000            --       (1,100,000)              --
  Amount due from shareholder                      --             --     1,100,000       (1,100,000)              --
                                           ----------    -----------    ----------                     -------------
                                              807,316      1,100,000     1,100,000                         1,072,255

OTHER ASSETS
  Construction in progress                         --             --        98,445                            98,445

TOTAL ASSETS                                  807,316      1,100,000     1,198,445        1,170,700
                                           ==========    ===========    ==========    =                =============

CURRENT LIABILITIES
  Accounts payables & accurals                 (1,850)        (5,500)           --           (7,350)
  Amount due to subsidiary                 (1,100,000)     1,100,000            --
  Due to shareholders                        (150,000)            --      (150,000)
                                           ----------    -----------    ----------                     -------------

TOTAL LIABILTIES                             (151,850)    (1,100,000)       (5,500)        (157,350)
                                           ----------    -----------    ----------                     -------------

MINORITY INTEREST                                                                          (357,884)        (357,884)

SHAREHOLDERS' EQUITY
Common Stock: $0.001 par value
100,000,0000 authorised
25,839,203 shares issued and outstanding      (25,839)            --    (1,000,000)       1,000,000          (25,839)
Addition paid-in capital                     (859,061)            --      (700,000)         700,000         (859,061)
Retained earnings                             229,711             --       507,055         (507,055)         229,711
Accumulated other comprehensive loss             (277)            --            --               --             (277)
                                           ----------    -----------    ----------                     -------------

TOTAL SHAREHOLDERS' EQUITY                   (655,466)            --    (1,192,945)                         (655,466)
                                           ----------    -----------    ----------                     -------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     (807,316)    (1,100,000)   (1,198,445)                       (1,170,700)
                                           ==========    ===========    ==========                     =============

       See notes to unaudited pro-forma consolidated financial statements

                                NT HOLDING CORP.

                  PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)

                       FOR THE PERIOD ENDED JUNE 30, 2006


                                                                        PT
                                             NT          EASYBAY       BORNEO    CONSOLIDATION   CONSOLIDATED
                                            US $           US $         US $        JOURNAL          US $
                                          (audited)    (unaudited)   (audited)
                                          ---------    -----------   ---------   -------------   -------------


Revenue                                          --             --          --                              --


Administrative expenses                     (29,204)            --          --              --         (29,204)
                                          ---------    -----------   ---------                   -------------

Operating income                            (29,204)            --          --                         (29,204)

Other income                                     --             --          --                              --

Provision for taxation                           --             --          --                              --
                                          ---------    -----------   ---------                   -------------

Net loss before extraodinary items          (29,204)            --          --              --         (29,204)

Gain on disposal of subsidiary              938,714             --          --                         938,714
                                          ---------    -----------   ---------                   -------------

Net loss                                    909,510             --          --                         909,510

Foreign currency translation adjustment      (1,011)            --          --                          (1,011)
                                          ---------    -----------   ---------                   -------------

Comprehensive income                        908,499             --          --                         908,499
                                          =========    ===========   =========                   =============


       See notes to unaudited pro-forma consolidated financial statements

                                NT HOLDING CORP.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



1. BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of NT Holding Corp. ("NT"), Easybay Management Limited ("Easybay") and PT Borneo Mineral Projects ("PT Borneo"). NT acquired 70% of the issued and outstanding shares of PT Borneo through Easybay at USD1,400,000 as the consideration on June 2, 2006.

NT is the registrant, a Nevada company incorporated on April 11, 1984. NT has a fiscal year end of December 31. The balance sheet date used for the pro forma consolidation is December 31. During the six months ended June 30, 2006, PT Borneo had no operations.

Easybay Management Limited, a BVI company incorporated on March 8, 2006. Its principal activity was engaged as the investment holding of the operating company

PT Borneo Mineral Projects, an Indonesian company incorporated on September 6, 2005. Its principal activity was engaged in the business of coal mining and exporting

PT Borneo's audited statement of operations for the year ended December 31, 2005 is included in the pro-forma consolidated statement of operations for the year ended December 31, 2005, and its unaudited statement of operations for the six months ended June 30, 2006 is included in the pro-forma consolidated statement of operations for the six months ended June 30, 2006.

2. CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet to eliminate investments in subsidiary accounts. The consolidating entries on the pro-forma consolidated statement of operations for the year ended December 31, 2005 and six months ended June 30, 2006 eliminate the effect of PT Borneo.


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